Defined Asset Funds
Select Ten Portfolio 1996 Series C

Time in the market can be more important than timing in the market when it comes to investment performance. Inevitably the market will fluctuate and no one can accurately predict every bust or boom. Following a consistent, disciplined approach to investing can be more rewarding over the long-term.

A Defined Strategy

The Select Ten Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the Dow Jones Industrial Average (DJIA)(1) - the "Strategy Stocks" - for about one year. After one year, the Portfolio will liquidate. You may choose to reinvest your proceeds into the next portfolio of the then-current Strategy Stocks, if available, at a reduced sales charge, or you can take the cash.

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    (1)The name "Dow Jones Industrial Average" is the property of Dow Jones &
Company, Inc., which is unaffiliated with and has not participated in any way in the creation of the Portfolio or in the selection of its stocks and has neither reviewed or approved any information in this brochure or the prospectus relating to the Portfolio.

The Select Ten Portfolio selection process is a straightforward, objective and mathematical application of the Strategy that eliminates subjective influences. What's more, when investors follow the Strategy they're investing in some of the largest companies in America.

Defining Your Risks

The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

-The Portfolio is designed for investors able and willing to assume the risks generally associated with equity investments. It may not be appropriate for investors seeking preservation of capital or high current income.

-There can be no assurance that the Portfolio or Strategy will meet its objective.

-The value of your investment will fluctuate with the prices of the underlying stocks. There is no guarantee that dividend rates will not be maintained or that stock prices will not decrease.

-These stocks may have the higher yields because the companies or their industries are experiencing financial difficulties or are out of favor. There can be no assurance the market factors that caused these relatively low prices and high yields will change.

Don't Delay

You can get started with the Select Ten Portfolio with as little as $250. Call your financial professional for a free prospectus containing more complete information, including all charges and expenses. Read it carefully before you invest.

The Dow Jones Industrial Average

The Dow Jones Industrial Average consists of 30 common stocks chosen by the editors of the Wall Street Journal as representative of the New York Stock Exchange and of American industry. The companies are highly capitalized in their industries and their stocks are widely held by individual and institutional investors.

DJIA Portfolio
January 1, 1976 - June 30, 1996

Year                DJIA        Stategy Stocks
               Total Return      Total Return

1976               22.72%           34.81%
1977              -12.71            -0.83
1978                2.69             0.16
1979               10.52            12.35
1980               21.41            26.37
1981               -3.40             7.47
1982               25.79            25.46
1983               25.68            38.46
1984                1.06             7.34
1985               32.78            28.63
1986               26.91            34.57
1987                6.02             6.97
1988               15.95            21.50
1989               31.71            27.30
1990               -0.57            -7.94
1991               23.93            33.37
1992                7.34             8.32
1993               16.72            26.92
1994                4.95             3.89
1995               36.48            36.48
1/1-6/30/96        11.72            11.21

Average            14.25%           17.86%

About the Chart

It is important to note that the actual performance of a Portfolio will differ from that of the Strategy Stocks because the portfolio has sales charges and pays brokerage commissions and expenses. Strategy Stock figures are generally annual figures based on the closing sale prices on December 31, while the Portfolios are established and liquidated at different times during the year. Also, performance varies because Portfolios normally purchase and sell stocks at prices different from the closing prices used in determining the Portfolio's unit price, and the Portfolio is not fully invested at all times and not all the stocks may be weighed equally. After Portfolio sales charges and expenses, the Strategy Stocks would have underperformed the DJIA in 6 years, and there can be no assurance that the Portfolio will outperform the DJIA.

Time-Tested Track Record

We analyzed the Strategy of investing in the ten highest dividend-yielding stocks in the DJIA, or "Strategy Stocks," over a 20-year period to see how it had performed. The chart below illustrates past performance of the DJIA and the Strategy Stocks (but not any Portfolio). While there is no guarantee of future results of any Portfolio, as you can see the results are compelling.

[A mountain graph entitled "Suppose you had invested $10,000 in the Strategy in 1976?" compares the cumulative annual performance from 1976 through June 30, 1996 of the Strategy Stocks (brown) and the DJIA (gray). A box in the left quadrant indicates the components of the chart. The x axis reflects dollar amounts in $50,000 increments; the y axis reflects years. The initial value of each is $10,000. The values ending June 30, 1996 were $290,405 (Strategy) and $153,554 (DJIA).]

The performance of the Strategy is a hypothetical example of how the Select Ten Portfolio could have performed if its Strategy had been employed since 1976. The chart assumes that all dividends during a year are reinvested at the end of that year. It does not reflect sales charges, commissions, expenses or taxes.

Select Ten Portfolio 1996 Series C(2)

                                                                  Current
                                                      Ticker     Dividend
Name of Issuer                                        Symbol      Yield(3)

1. Philip Morris Companies, Inc.                      MO          5.22%
2. Exxon Corporation                                  XON         3.71%
3. Texaco, Inc.                                       TX          3.61%
4. J.P. Morgan & Company, Inc.                        JPM         3.53%
5. Chevron Corporation                                CNV         3.45%
6. General Motors Corporation                         GM          3.22%
7. Minnesota Mining and
      Manufacturing Company                           MMM         2.81%
8. Du Pont (E.I.) De Nemours& Company                 DD          2.62%
9. American Telephone&Telegraph Company               T           2.33%
10.International Paper Company                        IP          2.28%


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    (2) Initial date of deposit - July 22, 1996.

    (3) Current Dividend Yield for each security was calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that security and dividing the result by that security's market value as of the close of trading on July 19, 1996. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

The Strategy may not necessarily reflect the research opinions or any buy or sell recommendation of any of the Sponsors.

Prior Select Ten Portfolio Rollover Performance

The following table shows total return (price changes plus dividends reinvested, divided by the maximum initial public offering price) and reflects all sales charges and expenses, but not taxes. These figures represent past performance and are no guarantee of future results. These figures show the results that could have been obtained by investing on the initial offer date of the first Portfolio of each of the established Series and reinvested each year into the next Portfolio of that Series (including the presently outstanding Portfolios).

                                          Total         Average Annual
Series                  Term              Return            Return

Series A           1/3/92-6/30/96         77.96%            13.71%
Series B          5/17/91-6/30/96         99.49%            14.44%
Series C           9/1/92-6/30/96         94.20%            18.95%

Performance of the last completed Portfolio of each established Series.

                                                Total   Average Annual
Portfolio                     Term              Return      Return

1995 Series A            1/9/95-2/23/96         39.75%      34.72%
1995 Series B           5/10/95-6/28/96         29.23%      25.32%
1995 Series C            9/7/94-9/29/95         23.90%      22.41%

14950IN-9/96